UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2008
Pet DRx Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51596 (Commission File Number)	56-2517815 (I.R.S. Employer Identification No.)
215 Centerview Drive
Suite 360
Brentwood, Tennessee 37027
(Address of principal executive offices)
(615) 369-1914
(Registrant’s telephone number, including area code)
Not applicable
 (Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

 Item 2.02 Results of Operations and Financial Condition.
On May 14, 2008, Pet DRx Corporation issued a press release announcing its results of operations for the quarter ended March 31, 2008.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release of Pet DRx Corporation dated May 14, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PET DRX CORPORATION
By:	/s/ Gregory J. Eisenhauer

Name: Gregory J. Eisenhauer
Title:	Executive Vice President
and Chief Financial Officer

Date: May 14, 2008